Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2018
Accounting Policies [Abstract]
Summary of Significant Accounting Policies
Summary of Significant Accounting Policies
Principles of Consolidation and Basis of Presentation
CNH Industrial has prepared the accompanying consolidated financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The consolidated financial statements include CNH Industrial N.V. and its consolidated subsidiaries. The consolidated financial statements are expressed in U.S. dollars and, unless otherwise indicated, all financial data set forth in these consolidated financial statements are expressed in U.S. dollars. The consolidated financial statements include the accounts of CNH Industrial’s subsidiaries in which CNH Industrial has a controlling financial interest, and reflect the noncontrolling interests of the minority owners of the subsidiaries that are not fully owned for the periods presented, as applicable. A controlling financial interest may exist based on ownership of a majority of the voting interest of an entity or based on CNH Industrial’s determination that it is the primary beneficiary of a variable interest entity (“VIE”). The primary beneficiary of a VIE is the party that has the power to direct the activities that most significantly impact the economic performance of the entity and the obligation to absorb losses or the right to receive benefits that could potentially be significant to the entity. The Company assesses whether it is the primary beneficiary on an ongoing basis, as prescribed by the accounting guidance on the consolidation of VIEs. The consolidated status of the VIEs with which the Company is involved may change as a result of such reassessments.
Certain prior period balances have been reclassified to conform to the current year presentation.
Investments in unconsolidated subsidiaries and affiliates are accounted for using the equity method when CNH Industrial does not have a controlling interest, but exercises significant influence. Under this method, the investment is initially recorded at cost and is increased or decreased by CNH Industrial’s proportionate share of the entity’s respective net income or loss. Dividends received from these entities reduce the carrying value of the investments.
Business Combinations
Business combinations are accounted for by applying the acquisition method. Under this method, the consideration transferred in a business combination is measured at fair value, which is calculated as the sum of the acquisition-date fair values of the assets transferred and liabilities assumed by the Company and the equity interests issued in exchange for control of the acquiree. Acquisition-related costs are generally recognized in profit or loss as incurred.
There were no significant business combinations in 2017 or 2018.
Use of Estimates in the Preparation of Financial Statements
The preparation of consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities, and reported amounts of revenues and expenses. Significant estimates in these consolidated financial statements include the realizable value of property, plant and equipment, goodwill and other intangibles; residual values of equipment on operating leases; allowance for credit losses; tax contingencies and valuation allowances; liabilities for warranties; sales allowances; and assets and obligations related to employee benefits. Actual results could differ from these estimates.
Revenue Recognition
Revenue is recognized when control of the vehicles, equipment, services or parts has been transferred and the Company’s performance obligations to the customers have been satisfied. Revenue is measured as the amount of consideration the Company expects to receive in exchange for transferring goods or providing services.
The timing of when the Company transfers the goods or services to the customer may differ from the timing of the customer’s payment.
Revenues are stated net of discounts, allowances, settlement discounts and rebates, as well as costs for sales incentive programs, which are determined on the basis of historical costs, country by country, and charged against profit for the period in which the corresponding sales are recognized.
The Company also enters into contracts with multiple performance obligations. For these contracts, the Company allocates revenue from the transaction price to the distinct goods and services in the contract on a relative standalone selling price basis. To the extent the Company sells the goods or services separately in the same market, the standalone selling price is the observable price at which the Company sells the goods or services separately. For all other goods or services, the Company estimates the standalone selling price considering all information reasonably available (including market conditions, entity-specific factors and information about the customer or class of customer).
Sales of goods
The Company has determined that the customers from the sale of vehicles, equipment and parts are generally dealers, distributors and retail customers.
Transfer of control, and thus related revenue recognition, generally corresponds to when the vehicles, equipment and parts are made available to the customer. Therefore, the Company recognizes revenue at a point in time when control is transferred to the customer at a sale price that the Company expects to receive.
For all sales, no significant uncertainty exists surrounding the purchaser’s obligation to pay for vehicles, equipment and parts. The Company records appropriate allowance for credit losses and anticipated returns as required. Fixed payment schedules exist for all sales, but payment terms vary by geographic market and product line.
The cost of incentives, if any, are estimated at the inception of a contract at the amount that is expected to be paid and is recognized as a reduction to revenue at the time of the sale. If a vehicle or equipment contract transaction has multiple performance obligations, the cost of incentives is allocated entirely to vehicle or equipment as the intent of the incentives is to encourage sales of vehicles or equipment. If the estimate of the incentive changes following the sale to the customer, the change in estimate is recognized as an adjustment to revenue in the period of the change. CNH Industrial grants certain sales incentives to support sales of its products to retail customers. At the later of the time of sale or the time an incentive is announced to dealers, CNH Industrial records the estimated impact of sales allowances in the form of dealer and customer incentives as a reduction of revenue. Subsequent adjustments to sales incentive programs related to products/vehicles previously sold are recognized as an adjustment to revenues in the period the adjustment is determinable. The determination of sales allowances requires management to make estimates based upon historical data, estimated future market demand for products, field inventory levels, announced incentive programs, competitive pricing and interest rates, among other things.
With reference to the sales to dealers accompanied by “floor plan” agreements under which the Company offers wholesale financing including “interest-free” financing for specified period of time (which also vary by geographic market and product line), two separate performance obligations exist. The first performance obligation consists of the sale of the equipment/vehicle from Industrial Activities to the dealer. Concurrent with the sale of the equipment/vehicle, Industrial Activities offers to the dealer wholesale financing through loans extended by Financial Services. Industrial Activities compensates Financial Services for the cost of the interest-free period. This cost has been determined to represent a cash sale incentive on the initial sale of the good, and therefore it should be recognized upfront as a reduction of net sales of Industrial Activities. The second performance obligation consists of a credit facility extended by Financial Services to the dealer. The remuneration for this performance obligation is represented by the compensation received from Industrial Activities for the period of the interest-free financing and by the interest charged to dealer for the remaining period. This remuneration is recognized by Financial Services over the period of the outstanding exposure.
For parts sales, when the Company provides its customers with a right to return a transferred product, revenue and corresponding cost of sales are recognized for parts that are not expected to be returned. The expected returns are estimated based on an analysis of historical experience. The portion of revenue (and corresponding cost of sales) related to the parts that are expected to be returned is recognized at the end of the return period. The amount received or receivable that is expected to be returned is recognized as a refund liability, representing the obligation to return the customer’s consideration.
Furthermore, at the time of the initial sale, CNH Industrial recognizes a return asset for the right to recover the goods returned by the customer. This asset is initially measured at the former carrying amount of the inventory. At each reporting date, both the refund liability and the return asset are remeasured to record for any revisions to the expected level of returns, as well as any decreases in the value of the returned products.
Rendering of services
Revenues from services provided are primarily comprised of extended warranties and maintenance and repair services and are recognized over the contract period when the costs are incurred, that is when the claims are charged by the dealer. Amounts invoiced to customers for which CNH Industrial receives consideration before the performance is satisfied are recognized as contract liability. These services are either separately-priced or included in the selling price of the vehicle. In the second case, revenue for the services is allocated based on the estimated stand-alone selling price. In the event that the costs expected to be incurred to satisfy the remaining performance obligations exceed the transaction price, an estimated contract loss is recognized.
Shipping and other transportation activities performed as an agent are recognized on a net basis, which is netting the related freight cost against the freight revenue.
Rents and other income on assets sold with a buy-back commitment
Commercial Vehicles enters into transactions for the sale of vehicles to some customers with an obligation to repurchase (“buy-back commitment”) the vehicles at the end of a period (“buy-back period”) at the customer’s request. For these types of arrangements, at inception, CNH Industrial assesses whether a significant economic incentive exists for the customer to exercise the option.
If CNH Industrial determines that a significant economic incentive exists for the customer to exercise the buy-back option, the transaction is accounted for as an operating lease. In such case, vehicles are accounted for as Property, plant and equipment because the agreements typically have a long-term buy-back period. The difference between the carrying value (corresponding to the manufacturing cost) and the estimated resale value (net of refurbishing costs) at the end of the buy-back period is depreciated on a straight-line basis over the same period. The initial sale price received is recognized in “Other liabilities” and is comprised of the repurchase value of the vehicle, and the rents to be recognized in the future recorded as contract liability. These rents are determined at the inception of the contract as the difference between the initial sale price and the repurchase price and are recognized as revenue on a straight-line basis over the term of the agreement. At the end of the agreement term, upon exercise of the option, the used vehicles are reclassified from Property, plant and equipment to Inventories. The proceeds from the sale of such vehicles are recognized as Revenues.
If CNH Industrial determines that a significant economic incentive does not exist for the customer to exercise the buy-back option, the transaction is treated as a sale with a variable consideration whose variable component is the buy-back provision accrual. The buy-back provision accrual is the difference between the repurchase price and the estimated market value of the used vehicle at the end of the buy-back period and is recorded only when the repurchase price is greater than the estimated market value of the used vehicle. The buy-back provision accrual is estimated and recognized as a reduction of revenues at the time of the sale. Any subsequent change following such periodic reassessment is recognized as a reduction of revenues at that time.
Finance and interest income
Finance and interest income on retail and other notes receivables and finance leases is recorded using the effective yield method. Deferred costs on the origination of financing receivables are recognized as a reduction in finance revenue over the expected lives of the receivables using the effective yield method. Recognition of income on loans is suspended when management determines that collection of future income is not probable or when an account becomes 120 days delinquent, whichever occurs earlier. Interest accrual is resumed when and if the receivable becomes contractually current and collection becomes probable. Previously suspended income is recognized at that time. The Company applies cash received on nonaccrual financing receivables to first reduce any unrecognized interest and then the recorded investment and any other fees. Receivables are considered past due if the required principal and interest payments have not been received as of the date such payments were due. Delinquency is reported on receivables greater than 30 days past due. Charge-offs of principal amounts of receivables outstanding are deducted from the allowance at the point when it is determined to be probable that all amounts due will not be collected.
Rents and other income on operating leases
Income from operating leases is recognized over the term of the lease on a straight-line basis.
Sales Allowances
CNH Industrial grants certain sales incentives to support sales of its products to retail customers. The expense for such incentive programs is recorded as a deduction in arriving at the net sales amount at the time of the sale of the product to the dealer. The expense for new programs is accrued at the inception of the program. The amounts of incentives to be paid are estimated based upon historical data, estimated future market demand for products, field inventory levels, announced incentive programs, competitive pricing and interest rates, among other things.
Warranty Costs
At the time a sale of equipment or parts to a dealer is recognized, CNH Industrial records the estimated future base warranty costs for the product. CNH Industrial determines its total warranty liability by applying historical claims rate experience, while considering specific contractual terms, to the park of equipment that has been sold and is still under warranty. Campaigns are formal post-production modification programs approved by management. The liabilities for such programs are recognized when approved, based on an estimate of the total cost of the program.
Advertising
CNH Industrial expenses advertising costs as incurred. Advertising expense totaled $170 million, $165 million, and $145 million for the years ended December 31, 2018, 2017, and 2016, respectively.
Research and Development
Research and development costs are expensed as incurred.
Borrowing Costs
Borrowing costs that are directly attributable to the acquisition, construction or production of qualifying assets, which are assets that necessarily take a substantial period of time to get ready for their intended use or sale, are capitalized and amortized over the useful life of the class of assets to which they refer.
All other borrowing costs are expensed when incurred.
Government Grants
Government grants are recognized in the financial statements when there is reasonable assurance that the company concerned will comply with the conditions for receiving such grants and that the grants themselves will be received. Government grants are recognized as income over the periods necessary to match them with the related costs which they are intended to offset.
The benefit of a government loan at a below-market rate of interest is treated as a government grant. The benefit of the below-market rate of interest is measured as the difference between the initial carrying amount of the loan (fair value plus transaction costs) and the proceeds received, and is accounted for in accordance with the policies already used for the recognition of government grants.
Foreign Currency
Certain of CNH Industrial’s non-U.S. subsidiaries and affiliates maintain their books and accounting records using local currency as the functional currency. Assets and liabilities of these non-U.S. subsidiaries are translated into U.S. dollars at period-end exchange rates, and net exchange gains or losses resulting from such translation are included in “Accumulated other comprehensive income (loss)” in the accompanying consolidated balance sheets. Income and expense accounts of these non-U.S. subsidiaries are translated at the average exchange rates for the period. Gains and losses from foreign currency transactions are included in net income in the period during which they arise. Net foreign currency transaction gains and losses are reflected in “Other, net” in the accompanying consolidated statement of operations and also include the cost of hedging instruments. For the years ended December 31, 2018, 2017 and 2016, the Company recorded a net loss of $450 million, a net loss of $78 million and a net gain of $50 million, respectively. Included in the net gain (loss) in 2018, 2017 and 2016 were charges of $159 million, $21 million and $22 million due to the devaluation of net monetary assets of Argentinian subsidiaries in 2018, 2017, and 2016, as well as the re-measurement charges of $5 million, and $27 million, respectively, on the Venezuelan bolivar fuerte (“Bs.F., or “bolivars”) rate described below. As described in Note 15: Financial Instruments, the Company uses hedging instruments to mitigate foreign currency risk. Net of gains realized on foreign currency hedging instruments, the Company recorded a loss of $199 million, $140 million and $149 million for the three years ended December 31, 2018, 2017 and 2016, respectively.
Venezuela Currency Regulations, Re-measurement and Deconsolidation
The functional currency of CNH Industrial’s Venezuelan operations is the U.S. dollar. At the end of each period, CNH Industrial re-measured its net monetary assets in Venezuela from the bolivar fuerte (“Bs.F.” or “bolivars”) to the U.S. dollar at the rate it believed was legally available to the Company.
In January 2014, the Venezuelan government enacted changes affecting the country’s currency exchange and other controls and established a new foreign currency administration, the National Center for Foreign Commerce (“CENCOEX”). CENCOEX assumed control of the sale and purchase of foreign currency in Venezuela and established the official exchange rate. Additionally, the government expanded the types of transactions that may be subject to the weekly auction mechanism under SICAD I. Also in 2014, the Venezuelan government announced that another floating rate exchange system (SICAD II) would be initiated. In February 2015, the Venezuelan government announced that the two previously used currency conversion mechanisms (SICAD I and SICAD II) had been merged into a single mechanism called SICAD and introduced a new open market exchange rate system, SIMADI. The changes created a three-tiered system.
In March 2016, the Venezuelan government devalued its currency and reduced its existing three-tiered system to a two-tiered system by eliminating the SICAD rate. The CENCOEX rate, which was the official rate available for purchases and sales of essential items, was changed to 10 bolivars per U.S. dollar from 6.3 and is now known as DIPRO. The Venezuelan government also announced that the SIMADI rate would be replaced by the DICOM rate, which is allowed to float freely and fluctuates based on supply and demand. As a result, management determined that the DICOM rate was the most appropriate legally available rate to re-measure the net monetary assets of CNH Industrial in Venezuela, except for those cases in which CNH Industrial had a legally enforceable right of obtaining U.S. dollars at a different predetermined exchange rate. The DICOM exchange rate used by CNH Industrial at December 31, 2016, was 673.76 bolivars per U.S. dollar, resulting in a re-measurement charge of $12 million in 2016. Furthermore, at December 31, 2016, following an assessment of the recoverability of a monetary asset for which CNH Industrial had a legally enforceable right of obtaining U.S. dollars at a different predetermined exchange rate, the Group re-measured that asset at the DICOM rate, resulting in a re-measurement charge of $15 million. Additionally, CNH Industrial assessed for impairment a non-monetary asset resulting in the recognition of an impairment charge of $19 million attributable to the currency devaluation, while the market value in local currency did not decrease. As a result, in December 2016, CNH Industrial recorded a non-recurring re-measurement and impairment charge for a total of $34 million in Financial income/(expenses).
During 2017, the economic and socio-political environment in Venezuela further deteriorated, significantly impacting the Company’s ability to make key operating decisions. In the fourth quarter of 2017, the further deterioration of conditions in the country and the persisting restrictive exchange control regulations, which prevent any payments out of the country, resulted in an other-than-temporary lack of exchangeability. Therefore, effective December 31, 2017, CNH Industrial determined that it no longer had the ability to control its Venezuelan operations. As a result, the Company recorded a non-cash pre- and after-tax charge of $92 million to impair and deconsolidate its operations in Venezuela and began reporting operating results under the cost method. The pretax charge includes the write-off of the Company’s investment in Venezuela, including properties and all inter-company balances. The charge also includes the reversal through income statement of foreign currency translation losses previously included in Accumulated other comprehensive income. CNH Industrial will no longer include the results of its Venezuelan operations in its Consolidated Financial Statements. If cash were to be received from the Venezuelan legal entities in future periods, income will be recognized. The Company expects the current economic conditions in Venezuela to continue and does not anticipate any payments to be made in the foreseeable future. CNH Industrial’s results of operations in Venezuela for the year ended December 31, 2018 and 2017 were immaterial as a percentage of both CNH Industrial’s net revenues and operating profit.
Subsequent to the deconsolidation under the voting interest consolidation model, the Company determined that the Venezuelan subsidiaries are considered to be variable interest entities. As the Company does not have the power to direct the activities that most significantly affect the Venezuelan subsidiaries' economic performance, the Company is not the primary beneficiary of the variable interest entities and therefore would not consolidate the entities. Due to the lack of ability to settle U.S. dollar obligations, the Company does not intend to sell into, nor purchase inventory from, the Venezuela entities at this time. Additionally, the Company has no remaining financial commitments to the Venezuelan subsidiaries and therefore believes the exposure to future losses is not material.
Cash and Cash Equivalents
Cash equivalents are highly liquid investments with an original maturity of three months or less. The carrying value of cash equivalents approximates fair value because of the short maturity of these investments.
Restricted Cash
Restricted cash includes principal and interest payments from retail notes, wholesale receivables and commercial revolving accounts receivable owned by the consolidated VIEs that are payable to the VIEs’ investors, and cash pledged as a credit enhancement to the same investors. These amounts are held by depository banks in order to comply with contractual agreements.
Cash Flow Information
All cash flows from the changes in trade accounts and notes receivable are classified as operating activities in the consolidated statements of cash flows as these receivables arise from sales to CNH Industrial’s customers. Cash flows from financing receivables that are related to sales to CNH Industrial’s dealers are also included in operating activities. CNH Industrial’s financing of receivables related to equipment sold by dealers is included in investing activities.
CNH Industrial paid interest of $807 million, $896 million, and $930 million for the years ended December 31, 2018, 2017, and 2016, respectively. For 2018 and 2017, the amount includes a charge of $22 million and $64 million in connection with the Company’s accelerated debt redemption strategy.
CNH Industrial paid taxes of $355 million, $224 million, and $104 million in 2018, 2017, and 2016, respectively.
Receivables
Receivables are recorded at amortized cost, net of allowances for credit losses and deferred fees and costs.
Periodically, the Company sells or transfers retail notes, wholesale receivables and commercial revolving accounts receivable to funding facilities or in securitization transactions. In accordance with the accounting guidance regarding transfers of financial assets and the consolidation of VIEs, the retail notes, wholesale receivables and commercial revolving accounts receivable sold in securitizations do not qualify as sales and are recorded as secured borrowings with no gains or losses recognized at the time of securitization. Receivables associated with these securitization transactions and receivables that the Company has the ability and intent to hold for the foreseeable future are classified as held for investment. The substantial majority of the Company’s receivables, which include unrestricted receivables and restricted receivables for securitization investors, are classified as held for investment.
Allowance for Credit Losses
The allowance for credit losses is the Company’s estimate of probable losses on receivables owned by the Company and consists of two components, depending on whether the receivable has been individually identified as being impaired. The first component of the allowance for credit losses covers the receivables specifically reviewed by management for which the Company has determined it is probable that it will not collect all of the contractual principal and interest. Receivables are individually reviewed for impairment based on, among other items, amounts outstanding, days past due and prior collection history. These receivables are subject to impairment measurement at the loan level based either on the present value of expected future cash flows discounted at the receivables’ effective interest rate or the fair value of the collateral for collateral-dependent receivables.
The second component of the allowance for credit losses covers all receivables that have not been individually reviewed for impairment. The allowance for these receivables is based on aggregated portfolio evaluations, generally by financial product. The allowance for retail credit losses is based on loss forecast models that consider a variety of factors that include, but are not limited to, historical loss experience, collateral value, portfolio balance and delinquency. The allowance for wholesale credit losses is based on loss forecast models that consider the same factors as the retail models plus dealer risk ratings. The loss forecast models are updated on a quarterly basis. In addition, qualitative factors that are not fully captured in the loss forecast models, including industry trends, and macroeconomic factors, are considered in the evaluation of the adequacy of the allowance for credit losses. These qualitative factors are subjective and require a degree of management judgment.
Inventories
Inventories are stated at the lower of cost or market. Cost is determined by the first-in, first-out method. The cost of finished goods and work-in-progress includes the cost of raw materials, other direct costs and production overheads.
Property, Plant and Equipment
Property, plant and equipment are stated at cost, less accumulated depreciation. Expenditures for maintenance and repairs are expensed as incurred.
Property, plant and equipment also include vehicles sold with a buy-back commitment, which are recognized under the method described in the paragraph Revenue Recognition.
Assets held under capital leases, which the Company assumes substantially all the risks and rewards of ownership, are recognized as assets of the Company at the lower of fair value or present value of the minimum lease payments. The corresponding liability to the lessor is included in the financial statements as debt.
Depreciation is recorded on a straight-line basis over the estimated useful lives of the respective assets as follows:

Category	Lives
Buildings and improvements	10 — 40 years
Plant, machinery and equipment	5 — 25 years
Other equipment	3 — 10 years

Equipment on Operating Leases
Financial Services purchases leases and equipment from CNH Industrial dealers and other independent third parties that have leased equipment to retail customers under operating leases. Financial Services’ investment in operating leases is based on the purchase price paid for the equipment. Income from these operating leases is recognized over the term of the lease. The equipment is depreciated on a straight-line basis over the term of the lease to the estimated residual value at lease termination. Residual values are estimated at inception of the lease and are reviewed quarterly. Realization of the residual values is dependent on Financial Services’ future ability to re-market the equipment under then prevailing market conditions. Model changes and updates, as well as market strength and product acceptance, are monitored and adjustments are made to residual values in accordance with the significance of any such changes. Management believes that the estimated residual values are realizable. Expenditures for maintenance and repairs of the applicable equipment are the responsibility of the lessee.
Equipment returned to the Company upon termination of leases and held for subsequent sale or lease is recorded in inventory at the lower of net book value or estimated fair value of the equipment, less cost to sell, and is not depreciated.
Goodwill and Other Intangibles
Goodwill represents the excess of the aggregate purchase price over the fair value of the net assets acquired. Goodwill and indefinite-lived intangible assets are reviewed for impairment at least annually. During 2018 and 2017, the Company performed its annual impairment review as of December 31 and concluded that there was no impairment in either year.
Other intangibles consist primarily of acquired dealer networks, trademarks, product drawings, patents, and software. Other intangibles with indefinite lives principally consist of acquired trademarks which have no legal, regulatory, contractual, competitive, economic, or other factor that limits their useful life. Intangible assets with an indefinite useful life are not amortized. Other intangible assets with definite lives are being amortized on a straight-line basis over 5 to 25 years.
Reference is made to “Note 9: Goodwill and Other Intangibles” for further information regarding goodwill and other intangible assets.
Impairment of Long-Lived Assets, Goodwill and Other Intangible Assets
CNH Industrial evaluates the recoverability of the carrying amount of long-lived assets whenever events or changes in circumstances indicate that the carrying amount of an asset may not be fully recoverable. If circumstances require a long-lived asset to be tested for possible impairment, CNH Industrial compares the carrying amount of an asset to future undiscounted net cash flows expected to be generated by the asset. If the carrying amount of the long-lived asset is not recoverable on an undiscounted cash flow basis, an impairment is recognized to the extent that the carrying amount exceeds its fair value.
Income Taxes
The provision for income taxes is determined using the asset and liability method. CNH Industrial recognizes a current tax liability or asset for the estimated taxes payable or refundable on tax returns for the current year and tax contingencies estimated to be settled with taxing authorities within one year. A deferred tax liability or asset is recognized for the estimated future tax effects attributable to temporary differences and tax attributes. The measurement of current and deferred tax liabilities and assets is based on provisions of enacted tax law. Valuation allowances are recorded to reduce deferred tax assets when it is more likely than not that a tax benefit will not be realized based on available evidence.
Retirement and Postemployment Benefits
CNH Industrial sponsors numerous defined benefit and defined contribution pension plans, the assets of which are held in separate trustee-administered funds. The pension plans are funded by payments from CNH Industrial. The cost of providing defined benefit pension and other postretirement benefits is calculated based upon actuarial valuations. The liability for termination indemnities is accrued in accordance with labor legislation in each country where such benefits are required. CNH Industrial contributions to defined contribution plans are charged to the income statement during the period of the employee’s service.
Derivatives
CNH Industrial’s policy is to enter into derivative transactions to manage exposures that arise in the normal course of business and not for trading or speculative purposes. CNH Industrial records derivative financial instruments in the consolidated balance sheets as either an asset or a liability measured at fair value. The fair value of CNH Industrial’s foreign exchange derivatives is based on quoted market exchange rates, adjusted for the respective interest rate differentials (premiums or discounts). The fair value of CNH Industrial’s interest rate derivatives is based on discounting expected cash flows, using market interest rates, over the remaining term of the instrument. Changes in the fair value of derivative financial instruments are recognized in current income unless specific hedge accounting criteria are met. For derivative financial instruments designated to hedge exposure to changes in the fair value of a recognized asset or liability, the gain or loss is recognized in income in the period of change together with the offsetting loss or gain on the related hedged item. For derivative financial instruments designated to hedge exposure to variable cash flows of a forecasted transaction, the effective portion of the derivative financial instrument’s gain or loss is initially reported in other comprehensive income (loss) and is subsequently reclassified into income when the forecasted transaction affects income. The ineffective portion of the gain or loss is recorded in income immediately. For derivative financial instruments that are not designated as hedges but held as economic hedges, the gain or loss is recognized immediately in income.
For derivative financial instruments designated as hedges, CNH Industrial formally documents the hedging relationship to the hedged item and its risk management strategy for all derivatives designated as hedges. This includes linking all derivatives that are designated as fair value hedges to specific assets and liabilities contained in the consolidated balance sheets and linking cash flow hedges to specific forecasted transactions or variability of cash flow. CNH Industrial assesses the effectiveness of its hedging instruments both at inception and on an ongoing basis. If a derivative is determined not to be highly effective as a hedge, or the underlying hedged transaction is no longer probable of occurring, or the derivative is terminated, the hedge accounting described above is discontinued and the derivative is marked to fair value and recorded in income through the remainder of its term.
Reference is made to “Note 15: Financial Instruments,” for further information regarding CNH Industrial’s use of derivative financial instruments.
Share-Based Compensation Plans
CNH Industrial recognizes all share-based compensation as an expense based on the fair value of each award on the grant date. CNH Industrial recognizes share-based compensation costs on a straight-line basis over the requisite service period for each separately vesting portion of an award.
Earnings per Share
Basic earnings per share is based on the weighted average number of shares outstanding during each period. Diluted earnings per share is based on the weighted average number of shares and dilutive share equivalents outstanding during each period. Unvested performance-based awards are considered outstanding and included in the computation of diluted earnings per share based on the number of shares that would vest if the end of the reporting period were the end of the contingency period.
New Accounting Pronouncements
Adopted
Revenue Recognition
In May 2014, the Financial Accounting Standards Board (“FASB”) issued ASU 2014-09, Revenue from Contracts with Customers (ASC 606) (“ASU 2014-09”), which supersedes existing revenue recognition guidance under current U.S. GAAP. The new standard requires an entity to recognize revenue upon transfer of control of goods or services to a customer at an amount that reflects the consideration that the entity expects to receive. This new revenue recognition model defines a five-step process to achieve this objective. The new standard also requires additional disclosures to enable users to understand the nature, amount, timing and uncertainty of revenue and cash flow arising from contracts with customers. Entities have the option to apply the new guidance under a retrospective approach to each prior reporting period presented, and the cumulative effect of applying the standard would be recognized at the earliest period shown or a modified retrospective approach with the cumulative effect of initially applying the new guidance recognized at the date of initial application within the consolidated statement of changes in equity.
The Company has adopted the new standard effective January 1, 2018 using the full retrospective approach. The impact of adopting the new standard on net equity at January 1, 2016 (date of first time retrospective adoption of the new standard) is a reduction of $122 million and primarily relates to certain services (mainly maintenance and repair contracts, as well as extended warranty contracts) and certain other incentives provided by CNH Industrial to customers which require a different timing of recognition of revenues and margin. Furthermore, the adoption of the new standard also resulted in changes in classification between net revenues and expenses, whose overall impact on total net revenues is not significant, as well as certain further changes in classification for certain assets and liabilities, whose overall impact on total assets and total liabilities is not significant.
As it relates to our supplemental information and segment reporting, based upon the provisions of ASC 606, we have determined that sales to dealers accompanied by “floor plan” agreements, under which the Company offers wholesale financing including “interest-free” financing for specified periods, include two separate performance obligations. In particular, concurrent with the sale of the equipment/vehicle, our Industrial Activities companies offer to the dealer wholesale financing through loans extended by financial services companies (primarily through our captive Financial Services business). Industrial Activities compensates Financial Services for the cost of the “interest-free” period. This cost has been determined to represent a cash sale incentive on the initial sale of the good (first performance obligation), and therefore should be recognized as a reduction of net sales of Industrial Activities, and not as interest compensation to Financial Services in the Industrial Activities statement of operations, as presented historically. The second performance obligation consists of a credit facility extended by our Financial Services business to the dealer: the remuneration of this performance obligation is represented by the compensation received from Industrial Activities for the period of the “interest-free” financing and by the interest charged to the dealer for the remaining period. This remuneration is recognized over the period of the outstanding exposure, consistent with the current accounting treatment. These changes did not result in any change in total revenues in the Consolidated Statement of Operations or in total operating income, as the transactions between Industrial Activities and Financial Services are eliminated on consolidation. However, the new classification of the interest compensation to Financial Services modified the allocation of total revenues between the amounts classified as Net sales (which includes only Net sales of Industrial Activities) and the Finance and Interest Income (which mainly includes income of Financial Services). Furthermore, after the adoption of ASC 606, the different classification of interest compensation to Financial Services reduced the operating profit of Industrial Activities, but did not modify the total consolidated operating profit.
In accordance with the transitional rules included in ASU 2014-09, the Company has applied the standard’s practical expedient where, for all reporting periods presented before the date of initial application, an entity need not disclose the amount of the transaction price allocated to the remaining performance obligations and an explanation of when the entity expects to recognize that amount as revenue. No other practical expedients were applied.
Compensation – Retirement Benefits
In March 2017, the FASB issued ASU 2017-07, Compensation-Retirement Benefits (Topic 715): Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost (“ASU 2017-07”). The amendments in this update require that an employer disaggregate the service cost component from the other components of net benefit cost. The amendments also provide explicit guidance on how to present the service cost component and the other components of net benefit cost in the income statement and allow only the service cost component of net benefit cost to be eligible for capitalization. ASU 2017-07 is effective for annual reporting periods beginning after December 15, 2017, and early adoption is permitted. The Company adopted ASU 2017-07 on a retrospective basis as of January 1, 2018, which did not have a material impact on its consolidated financial statements.
Statement of Cash Flows
In November 2016, the FASB issued ASU 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash (“ASU 2016-18”) that changes the presentation of restricted cash and cash equivalents on the statement of cash flows. Restricted cash and restricted cash equivalents will be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period amounts shown on the statement of cash flows. ASU 2016-18 is effective for annual reporting periods beginning after December 15, 2017, and early adoption is permitted. The Company adopted ASU 2016-18 on a retrospective basis as of January 1, 2018, which did not have a material impact on its consolidated financial statements.
Summary of the impacts of the adoption of the new accounting standards
The impact of adoption of the new Revenue Recognition standard and the impact of ASU 2017-07 on the previously reported consolidated statement of operations for the years ended December 31, 2017 and 2016 is as follows:

	Year Ended December 31, 2017
	As Previously Reported	Total Impact of New Revenue Recognition Standard	Impact of New Retirement Benefits Accounting	As Recast
	(in millions)
Revenues
Net Sales	$26,168	$(399)	$—	$25,769
Finance and interest income	1,193	739	—	1,932
Total Revenues	$27,361	$340	$—	$27,701
Costs and Expenses
Cost of goods sold	21,621	(40)	(9)	21,572
Selling, general and administrative expenses	2,330	—	(15)	2,315
Research and development expenses	957	—	—	957
Restructuring expenses	93	—	—	93
Interest expense	942	(2)	—	940
Other, net	738	403	24	1,165
Total Costs and Expenses	$26,681	$361	$—	$27,042
Income (loss) before income taxes and equity in income of unconsolidated subsidiaries and affiliates	680	(21)	—	659
Income tax (expense)	(455)	(2)	—	(457)
Equity in income of unconsolidated subsidiaries and affiliates	88	—	—	88
Net Income (loss)	$313	$(23)	$—	$290
Net income (loss) attributable to noncontrolling interests	18	—	—	18
Net income/(loss) attributable to controlling interests	$295	$(23)	$—	$272
Earnings per share attributable to common shareholders
Basic	$0.22	$(0.02)	$—	$0.20
Diluted	$0.22	$(0.02)	$—	$0.20

	Year Ended December 31, 2016
	As Previously Reported	Total Impact of New Revenue Recognition Standard	Impact of New Retirement Benefits Accounting	As Recast
	(in millions)
Revenues
Net Sales	$23,669	$(453)	$—	$23,216
Finance and interest income	1,203	676	—	1,879
Total Revenues	$24,872	$223	$—	$25,095
Costs and Expenses
Cost of goods sold	19,539	(108)	(11)	19,420
Selling, general and administrative expenses	2,262	—	(16)	2,246
Research and development expenses	860	—	—	860
Restructuring expenses	44	—	—	44
Interest expense	1,028	(2)	—	1,026
Other, net	1,148	346	27	1,521
Total Costs and Expenses	$24,881	$236	$—	$25,117
Income (loss) before income taxes and equity in income of unconsolidated subsidiaries and affiliates	(9)	(13)	—	(22)
Income tax (expense)	(298)	1	—	(297)
Equity in income of unconsolidated subsidiaries and affiliates	58	—	—	58
Net Income (loss)	$(249)	$(12)	$—	$(261)
Net income (loss) attributable to noncontrolling interests	3	—	—	3
Net income/(loss) attributable to controlling interests	$(252)	$(12)	$—	$(264)
Earnings per share attributable to common shareholders
Basic	$(0.18)	$(0.01)	$—	$(0.19)
Diluted	$(0.18)	$(0.01)	$—	$(0.19)

The impact of adoption of the new Revenue Recognition standard on our previously reported consolidated balance sheet for the year ended December 31, 2017 is as follows:

	December 31, 2017
	As Previously Reported	Adjustment Due to Adoption of ASC 606	As Recast
	(in millions)
ASSETS
Cash and cash equivalents	$5,430	$—	$5,430
Restricted cash	770	—	770
Trade receivables, net	496	—	496
Financing receivables, net	19,842	(47)	19,795
Inventories, net	6,280	172	6,452
Property, plant and equipment, net	7,003	(172)	6,831
Investments in unconsolidated subsidiaries and affiliates	561	—	561
Equipment under operating leases	1,845	—	1,845
Goodwill	2,472	—	2,472
Other intangible assets, net	792	—	792
Deferred tax assets	818	34	852
Derivative assets	77	—	77
Other assets	1,889	36	1,925
Total Assets	$48,275	$23	$48,298
LIABILITIES AND EQUITY
Debt	25,895	—	25,895
Trade payables	6,060	—	6,060
Deferred tax liabilities	97	(3)	94
Pension, postretirement and other postemployment benefits	2,300	—	2,300
Derivative liabilities	98	—	98
Other liabilities	9,400	194	9,594
Total Liabilities	$43,850	$191	$44,041
Redeemable noncontrolling interest	25	—	25
Total Equity	$4,400	$(168)	$4,232
Total Liabilities and Equity	$48,275	$23	$48,298

The impact of adoption of the new Revenue Recognition standard and the impact of ASU 2016-18 on our previously reported consolidated statement of cash flows for the years ended December 31, 2017 and 2016 is as follows:

	Year Ended December 31, 2017
	As Previously Reported	Adjustment Due to Adoption of ASC 606	Adjustment Due to ASU 2016-18	As Recast
	(in millions)
Operating activities:
Net income	$313	$(23)	$—	$290
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization expense, net of assets under operating leases and assets sold under buy-back commitments	725	—	—	725
Depreciation and amortization expense of assets under operating leases and assets sold under buy-back commitments	625	—	—	625
Loss from disposal of assets	27	(27)	—	—
Loss on repurchase/early redemption of notes	64	—	—	64
Undistributed income of unconsolidated subsidiaries	(39)	—	—	(39)
Other non-cash items	295	(20)	—	275
Changes in operating assets and liabilities:
Provisions	233	(15)	—	218
Deferred income taxes	122	2	—	124
Trade and financing receivables related to sales, net	(657)	(2)	—	(659)
Inventories, net	(213)	895	—	682
Trade payables	344	—	—	344
Other assets and liabilities	176	40	—	216
Net cash provided by operating activities	$2,015	$850	$—	$2,865
Investing activities:
Additions to retail receivables	(4,078)	—	—	(4,078)
Collections of retail receivables	4,384	—	—	4,384
Proceeds from the sale of assets, net of assets under operating leases and assets sold under buy-back commitments	17	—	—	17
Proceeds from the sale of assets previously under operating leases and assets sold under buy-back commitments	850	(850)	—	—
Expenditures for property, plant and equipment and intangible assets, net of assets under operating leases and assets sold under buy-back commitments	(492)	—	—	(492)
Expenditures for assets under operating leases and assets sold under buy-back commitments	(1,743)	—	—	(1,743)
Other	130	—	(87)	43
Net cash used in investing activities	$(932)	$(850)	$(87)	$(1,869)
Financing activities:
Proceeds from long-term debt	15,896	—	—	15,896
Payments of long-term debt	(16,802)	—	—	(16,802)
Net increase in other financial liabilities	54	—	—	54
Dividends paid	(168)	—	—	(168)
Other	(25)	—	—	(25)
Net cash used in financing activities	$(1,045)	$—	$—	$(1,045)
Effect of foreign exchange rate changes on cash and cash equivalents and restricted cash	375	—	20	395
Decrease in cash and cash equivalents and restricted cash	413	—	(67)	346
Cash and cash equivalents and restricted cash, beginning of year	5,017	—	837	5,854
Cash and cash equivalents and restricted cash, end of period	$5,430	$—	$770	$6,200

	Year Ended December 31, 2016
	As Previously Reported	Adjustment Due to Adoption of ASC 606	Adjustment Due to ASU 2016-18	As Recast
	(in millions)
Operating activities:
Net income	$(249)	$(12)	$—	$(261)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization expense, net of assets under operating leases and assets sold under buy-back commitments	716	—	—	716
Depreciation and amortization expense of assets under operating leases and assets sold under buy-back commitments	545	—	—	545
Loss from disposal of assets	4	(1)	—	3
Loss on repurchase/early redemption of notes	60	—	—	60
Undistributed income of unconsolidated subsidiaries	5	—	—	5
Other non-cash items	195	—	—	195
Changes in operating assets and liabilities:
Provisions	46	(40)	—	6
Deferred income taxes	65	(1)	—	64
Trade and financing receivables related to sales, net	(97)	5	—	(92)
Inventories, net	106	663	—	769
Trade payables	96	—	—	96
Other assets and liabilities	616	46	—	662
Net cash provided by operating activities	$2,108	$660	$—	$2,768
Investing activities:
Additions to retail receivables	(3,951)	—	—	(3,951)
Collections of retail receivables	4,569	—	—	4,569
Proceeds from the sale of assets, net of assets under operating leases and assets sold under buy-back commitments	12	—	—	12
Proceeds from the sale of assets previously under operating leases and assets sold under buy-back commitments	660	(660)	—	—
Expenditures for property, plant and equipment and intangible assets, net of assets under operating leases and assets sold under buy-back commitments	(503)	—	—	(503)
Expenditures for assets under operating leases and assets sold under buy-back commitments	(1,631)	—	—	(1,631)
Other	(77)	—	(75)	(152)
Net cash used in investing activities	$(921)	$(660)	$(75)	$(1,656)
Financing activities:
Proceeds from long-term debt	12,629	—	—	12,629
Payments of long-term debt	(13,770)	—	—	(13,770)
Net increase in other financial liabilities	(132)	—	—	(132)
Dividends paid	(207)	—	—	(207)
Other	(58)	—	—	(58)
Net cash used in financing activities	$(1,538)	$—	$—	$(1,538)
Effect of foreign exchange rate changes on cash and cash equivalents and restricted cash	(16)	—	(15)	(31)
Decrease in cash and cash equivalents and restricted cash	(367)	—	(90)	(457)
Cash and cash equivalents and restricted cash, beginning of year	5,384	—	927	6,311
Cash and cash equivalents and restricted cash, end of period	$5,017	$—	$837	$5,854
The impact of adoption of the new Revenue Recognition standard and the impact of ASU 2017-07 on our previously reported segment reporting for the years ended December 31, 2017 and 2016 is as follows:

	Year Ended December 31, 2017
	As Previously Reported	Total impact of New Revenue Recognition Standard	As Recast
	(in millions)
Revenues:
Agricultural Equipment	$11,130	$(447)	$10,683
Construction Equipment	2,626	(96)	2,530
Commercial Vehicles	10,415	147	10,562
Powertrain	4,372	(3)	4,369
Eliminations and Other	(2,375)	—	(2,375)
Net Sales of Industrial Activities	26,168	(399)	25,769
Financial Services	1,625	403	2,028
Eliminations and Other	(432)	336	(96)
Total Revenues	$27,361	$340	$27,701

	Year Ended December 31, 2017
	As Previously Reported	Total impact of New Revenue Recognition Standard	Impact of New Retirement Benefits Accounting	As Recast
	(in millions)
Operating Profit:
Agricultural Equipment	$949	$(237)	$16	$728
Construction Equipment	21	(42)	5	(16)
Commercial Vehicles	272	(78)	3	197
Powertrain	362	(2)	—	360
Eliminations and Other	(85)	—	—	(85)
Total Operating Profit of Industrial Activities	$1,519	$(359)	$24	$1,184
Financial Services	479	—	—	479
Eliminations and Other	(336)	336	—	—
Total Operating Profit	$1,662	$(23)	$24	$1,663

	Year Ended December 31, 2016
	As Previously Reported	Total impact of New Revenue Recognition Standard	As Recast
	(in millions)
Revenues:
Agricultural Equipment	$10,120	$(430)	$9,690
Construction Equipment	2,304	(98)	2,206
Commercial Vehicles	9,553	75	9,628
Powertrain	3,707	—	3,707
Eliminations and Other	(2,015)	—	(2,015)
Net Sales of Industrial Activities	$23,669	$(453)	$23,216
Financial Services	1,570	346	1,916
Eliminations and Other	(367)	330	(37)
Total Revenues	$24,872	$223	$25,095

	Year Ended December 31, 2016
	As Previously Reported	Total impact of New Revenue Recognition Standard	Impact of New Retirement Benefits Accounting	As Recast
	(in millions)
Operating Profit:
Agricultural Equipment	$818	$(235)	$12	$595
Construction Equipment	2	(50)	4	(44)
Commercial Vehicles	333	(60)	10	283
Powertrain	232	—	1	233
Eliminations and Other	(94)	—	—	(94)
Total Operating Profit of Industrial Activities	$1,291	$(345)	$27	$973
Financial Services	478	—	—	478
Eliminations and Other	(330)	330	—	—
Total Operating Profit	$1,439	$(15)	$27	$1,451
The impact on Industrial Activities of adoption of the new Revenue Recognition standard, the impact of ASU 2017-07 and ASU 2016-18 on our previously reported supplemental statements of operations and supplemental statements of cash flows for the years ended December 31, 2017 and 2016 and our supplemental balance sheet as of December 31, 2017 is as follows:

	Statement of Operations
	Industrial Activities
	Year Ended December 31, 2017
	As Previously Reported	Adjustment Due to Adoption of New Accounting Pronouncements	As Recast
	(in millions)
Revenues
Net sales	$26,168	$(399)	$25,769
Finance and interest income	122	—	122
Total Revenues	$26,290	$(399)	$25,891
Costs and Expenses
Cost of goods sold	$21,621	$(49)	$21,572
Selling, general and administrative expenses	2,071	(15)	2,056
Research and development expenses	957	—	957
Restructuring expenses	90	—	90
Interest expense	604	—	604
Interest compensation to Financial Services	338	(338)	—
Other, net	396	24	420
Total Costs and Expenses	$26,077	$(378)	$25,699
Income before income taxes and equity in income of unconsolidated subsidiaries and affiliates	213	(21)	192
Income tax (expense) benefit	(413)	(2)	(415)
Equity in income of unconsolidated subsidiaries and affiliates	61	—	61
Results from intersegment investments	452	—	452
Net income	$313	$(23)	$290

	Statement of Operations
	Industrial Activities
	Year Ended December 31, 2016
	As Previously Reported	Adjustment Due to Adoption of New Accounting Pronouncements	As Recast
	(in millions)
Revenues
Net sales	$23,669	$(453)	$23,216
Finance, interest and other income	153	—	153
Total Revenues	$23,822	$(453)	$23,369
Costs and Expenses
Cost of goods sold	$19,539	$(119)	$19,420
Selling, general and administrative expenses	1,979	(16)	1,963
Research and development expenses	860	—	860
Restructuring expenses	43	—	43
Interest expense	694	—	694
Interest compensation to Financial Services	332	(332)	—
Other, net	855	27	882
Total Costs and Expenses	$24,302	$(440)	$23,862
Loss before income taxes and equity in income of unconsolidated subsidiaries and affiliates	(480)	(13)	(493)
Income tax (expense) benefit	(137)	1	(136)
Equity in income of unconsolidated subsidiaries and affiliates	34	—	34
Results from intersegment investments	334	—	334
Net loss	$(249)	$(12)	$(261)

	Balance Sheet
	Industrial Activities
	December 31, 2017
	As Previously Reported	Adjustment Due to Adoption of New Accounting Pronouncements	As Recast
	(in millions)
ASSETS
Cash and cash equivalents	$4,901	$—	$4,901
Restricted cash	—	—	—
Trade receivables	490	—	490
Financing receivables	1,718	—	1,718
Inventories, net	6,064	172	6,236
Property, plant and equipment, net	7,001	(172)	6,829
Investments in unconsolidated subsidiaries and affiliates	3,173	—	3,173
Equipment under operating leases	35	—	35
Goodwill	2,316	—	2,316
Other intangible assets, net	779	—	779
Deferred tax assets	835	34	869
Derivative assets	73	—	73
Other assets	1,706	36	1,742
Total Assets	$29,091	$70	$29,161
LIABILITIES AND EQUITY
Debt	$7,396	$47	$7,443
Trade payables	5,936	—	5,936
Deferred tax liabilities	97	(3)	94
Pension, postretirement and other postemployment benefits	2,280	—	2,280
Derivative liabilities	88	—	88
Other liabilities	8,869	194	9,063
Total Liabilities	$24,666	$238	$24,904
Equity	4,400	(168)	4,232
Redeemable noncontrolling interest	25	—	25
Total Liabilities and Equity	$29,091	$70	$29,161

	Statements of Cash Flows
	Industrial Activities
	Year Ended December 31, 2017
	As Previously Reported	Adjustment Due to Adoption of New Accounting Pronouncements	As Recast
	(in millions)
Net cash provided by operating activities	$2,416	$375	$2,791
Net cash used in investing activities	$(1,450)	$(375)	$(1,825)
Net cash used in financing activities	$(1,075)	$—	$(1,075)
Effect of foreign exchange rate changes on cash and cash equivalents and restricted cash	361	—	361
Decrease in cash and cash equivalents and restricted cash	252	—	252
Cash and cash equivalents and restricted cash, beginning of year	4,649	—	4,649
Cash and cash equivalents and restricted cash, end of period	$4,901	$—	$4,901

	Statements of Cash Flows
	Industrial Activities
	Year Ended December 31, 2016
	As Previously Reported	Adjustment Due to Adoption of New Accounting Pronouncements	As Recast
	(in millions)
Net cash provided by operating activities	$1,719	$229	$1,948
Net cash used in investing activities	$(759)	$(229)	$(988)
Net cash used in financing activities	$(815)	$—	$(815)
Effect of foreign exchange rate changes on cash and cash equivalents and restricted cash	(47)	(15)	(62)
Decrease in cash and cash equivalents and restricted cash	98	(15)	83
Cash and cash equivalents and restricted cash, beginning of year	4,551	15	4,566
Cash and cash equivalents and restricted cash, end of period	$4,649	$—	$4,649

The impact on Financial Services of adoption of the new Revenue Recognition standard, the impact of ASU 2017-07 and ASU 2016-18 on our previously reported supplemental statements of operations and supplemental statements of cash flows for the years ended December 31, 2017 and 2016 and our supplemental balance sheet as of December 31, 2017 is as follows:
The impact of the new standards to Financial Services statement of operations was to increase Finance, interest and other income by $403 million and $346 million with a corresponding increase to Other, net for the years ended December 31, 2017 and 2016, respectively.
There was no impact to the Financial Services balance sheet for the new standards and the impact to the statement of cash flows is as follows:

	Statements of Cash Flows
	Financial Activities
	Year Ended December 31, 2017
	As Previously Reported	Adjustment Due to Adoption of New Accounting Pronouncements	As Recast
	(in millions)
Net cash provided by operating activities	$(44)	$475	$431
Net cash used in investing activities	$472	$(562)	$(90)
Net cash used in financing activities	$(281)	$—	$(281)
Effect of foreign exchange rate changes on cash and cash equivalents and restricted cash	14	20	34
Decrease in cash and cash equivalents and restricted cash	161	(67)	94
Cash and cash equivalents and restricted cash, beginning of year	368	837	1,205
Cash and cash equivalents and restricted cash, end of period	$529	$770	$1,299

	Statements of Cash Flows
	Financial Activities
	Year Ended December 31, 2016
	As Previously Reported	Adjustment Due to Adoption of New Accounting Pronouncements	As Recast
	(in millions)
Net cash provided by operating activities	$730	$431	$1,161
Net cash used in investing activities	$(267)	$(506)	$(773)
Net cash used in financing activities	$(959)	$—	$(959)
Effect of foreign exchange rate changes on cash and cash equivalents and restricted cash	31	—	31
Decrease in cash and cash equivalents and restricted cash	(465)	(75)	(540)
Cash and cash equivalents and restricted cash, beginning of year	833	912	1,745
Cash and cash equivalents and restricted cash, end of period	$368	$837	$1,205

Impact of the adoption of the new Revenue Recognition standard and of ASU 2017-07 on 2017 amounts included in the following Notes
2016 and 2017 figures included in the following Notes have been recast following the retrospective adoption, on January 1, 2018, of the updated accounting standard for revenue recognition (ASC 606) and for retirement benefit accounting (ASU 2017-07).
Financial Instruments
In January 2016, the FASB issued ASU 2016-01, Recognition and Measurement of Financial Assets and Financial Liabilities (“ASU 2016-01”), which amends ASC 825-10, Financial Instruments - Overall. This ASU changes the treatment for available-for-sale equity investments by recognizing unrealized fair value changes directly in net income, and no longer in other comprehensive income. ASU 2016-01 is effective January 1, 2018, with the cumulative-effect adjustment from initially applying the new standard recognized in the consolidated statement of financial position as of January 1, 2018. The Company adopted this standard on January 1, 2018, which did not have a material impact on its consolidated financial statements.
Not Yet Adopted
Derivatives and Hedging
In August 2017, the FASB issued ASU 2017-12, Targeted Improvements to Accounting for Hedging Activities (“ASU 2017-12”) and in October 2018, the FASB issued ASU 2018-16, Inclusion of the Secured Overnight Financial Rate (SOFR) Overnight Index Swap Rate (OIS) as a Benchmark Interest Rate for Hedge Accounting Purposes ("ASU 2018-16"), which together amend ASC 815, Derivatives and Hedging. The purpose of this ASU is to better align a company’s risk management activities and financial reporting for hedging relationships, simplify the hedge accounting requirements and improve the disclosures of hedging arrangements. ASU 2017-12 is effective for fiscal years beginning after December 15, 2018, including interim periods within these years. Early adoption is permitted in any interim period or fiscal year before the effective date. The adoption of this standard is not expected to have a material impact on the consolidated financial statements.
Financial Instruments
In June 2016, the FASB issued ASU 2016-13, Measurement of Credit Losses on Financial Instruments (“ASU 2016-13”), which establishes ASC 326, Financial Instruments - Credit Losses. In November 2018, the FASB issued ASU 2018-19, Codification Improvements to Topic 326, Financial Instruments - Credit Losses ("ASU 2018-19"), which amended ASC 326. The ASU introduced a new model for recognizing credit losses on financial instruments based on an estimate of current expected credit losses. Additional disclosures about significant estimates and credit quality are also required. ASU 2016-13 is effective for annual period beginning after December 15, 2019, with early adoption permitted for annual periods beginning after December 15, 2018. The Company is currently evaluating the impact the adoption of this standard will have on its consolidated financial statements.
Leases
In February 2016, the FASB issued ASU 2016-02, Leases (Topic 842) (“ASU 2016-02”), which supersedes ASC 840, Leases. Subsequently, the FASB has issued additional ASUs which further clarify this guidance. The ASU's most prominent change is the requirement for lessees to recognize leased assets and liabilities classified as operating leases under the previous standard. The ASU does not significantly change the lessee’s recognition, measurement and presentation of expenses and cash flows from the previous accounting standard. Lessors’ accounting under the ASC is largely unchanged from the previous accounting standard. ASU 2016-02 also will require disclosures designed to give financial statement users information on the amount, timing, and uncertainty of cash flows arising from leases. It is effective for annual reporting periods beginning after December 15, 2018 including interim periods within those fiscal years, and early adoption is permitted. We will adopt the new guidance effective January 1, 2019.
The original transition guidance in ASU 2016-02 required a modified retrospective approach. In July 2018, the FASB issued ASU 2018-11 (an amendment to ASU 2016-02) which provides entities with an additional transition method to adopt the new leases standard. Under this new transition method, an entity initially applies the new leases standard at the adoption date and recognizes a cumulative-effect adjustment to the opening balance of retained earnings in the period of adoption. If the transition option in ASU 2018-11 is elected, reporting for the comparative periods presented in the financial statements in which the Company adopts the new leases standard will continue to be in accordance with Topic 840, Leases.
CNH Industrial will adopt the new standard effective January 1, 2019, using the modified retrospective approach which requires the Company to recognize a cumulative-effect adjustment to the opening balance of retained earnings in the period of adoption, without recasting prior periods. CNH Industrial will elect certain practical expedients upon transition, including: not to reassess under the new guidance its prior conclusions about lease identification, lease classification and initial direct costs; and, those provided for short-term leases. The Company anticipates adoption of the standard will add approximately $0.5 billion in right-of-use assets and lease liabilities to its consolidated statement of financial position at January 1, 2019, without transition effect to equity. Furthermore, the adoption of the standard will not significantly impact CNH Industrial consolidated income statement and consolidated statement of cash flows.
Comprehensive Income
In February 2018, the FASB issued ASU No. 2018-02, Reclassification of Certain Tax Effects from Accumulated Other Comprehensive Income (“ASU 2018-02”), which amends ASC 220, Income Statement - Reporting Comprehensive Income. In December 2017, the U.S. government enacted new tax legislation (“U.S. Tax Act”). Included in the provisions of the U.S. Tax Act is a reduction of the corporate income tax rate from 35 percent to 21 percent. U.S. GAAP requires that the remeasurement of deferred taxes to the new corporate tax rate occur in the period in which the legislation is enacted. The deferred tax adjustment is recorded in the provision for income taxes, including items for which the tax effects were originally recorded in Other Comprehensive Income (“OCI”). This treatment results in the items in OCI reflecting a disproportionate tax rate, a result often referred to as stranded tax effects. This ASU allows a reclassification from accumulated OCI to retained earnings for stranded tax effects resulting from the U.S. Tax Act. ASU 2018-92 is effective for annual reporting periods beginning after December 15, 2018 including interim periods within those fiscal years, and early adoption is permitted. The ASU can be adopted at the beginning of an interim or annual period or retrospectively to each period affected by the U.S. Tax Act. The Company anticipates adoption of the ASU will result in an immaterial balance sheet re-classification between Retained earnings and Accumulated other comprehensive loss, both of which are reported in the equity section of the Company’s Consolidated Balance Sheet. Adopting the ASU will have no impact on the Company’s Consolidated Statement of Operations or its Consolidated Statement of Cash Flows.
Fair Value Measurement
In August 2018, the FASB issued ASU No. 2018-13, Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement, which amends ASC 820, Fair Value Measurement. This ASU modifies the disclosure requirements for fair value measurements by removing, modifying, or adding certain disclosures. The effective date is the first quarter of fiscal year 2021, with early adoption permitted for the removed disclosures and delayed adoption until fiscal year 2021 permitted for the new disclosures. The removed and modified disclosures will be adopted on a retrospective basis and the new disclosures will be adopted on a prospective basis. The Company is currently evaluating the impact the adoption of this standard will have on its consolidated financial statements.
Compensation - Retirement Benefits
In August 2018, the FASB issued ASU No. 2018-14, Disclosure Framework - Changes to the Disclosure Requirements for Defined Benefit Plans ("ASU 2018-14"), which amends ASC 715-20, Compensation - Retirement Benefits - Defined Benefit Plans - General. This ASU modifies the disclosure requirements for employers that sponsor defined benefit pension or other postretirement plans by removing and adding certain disclosures for these plans. The eliminated disclosures include (a) the amounts in accumulated OCI expected to be recognized in net periodic benefit costs over the next fiscal year and (b) the effects of a one-percentage-point change in assumed health care cost trend rates on the net periodic benefit costs and the benefit obligation for postretirement health care benefits. The new disclosures include the interest crediting rates for cash balance plans, and an explanation of significant gains and losses related to changes in benefit obligations. ASU 2018-14 is effective for annual reporting periods beginning after December 15, 2019, with early adoption permitted. The Company is currently evaluating the impact the adoption of this standard will have on its consolidated financial statements.
Intangibles - Cloud Computing Arrangements
In August 2018, the FASB issued ASU No. 2018-15, Customer's Accounting for Implementation Costs Incurred in a Cloud Computing Arrangement ("ASU 2018-15"), which expands upon the guidance set forth in ASU 2015-05, Customer's Accounting for Fees Paid in a Cloud Computing Arrangement. ASU 2018-15 aligns the requirements for capitalization of implementation costs in a cloud computing service contract with those requirements for capitalization of implementation costs incurred for an internal-use software license. ASU 2018-15 is effective for annual periods beginning after December 15, 2019, including interim periods within those fiscal years, and early adoption is permitted in any interim period for which financial statements have not been issued. ASU 2018-15 may be applied prospectively from the date the guidance is first applied or retrospectively. The Company is currently evaluating the impact the adoption of this standard will have on its consolidated financial statements.
Changes in Stockholders' Equity and Noncontrolling Interests
In August 2018, the SEC adopted a final rule that amends certain disclosure requirements that have become duplicative, overlapping, or outdated in light of other SEC disclosure requirements, U.S. GAAP, or changes in the information environment. However, the guidance also added requirements for registrants to include in their interim financial statements a reconciliation of changes in stockholders’ equity for each period for which an income statement is required (both year-to-date and quarterly periods). The final rule is effective for all filings made on or after November 5, 2018. However, the SEC staff said it would not object to a registrant waiting to comply with the new interim disclosure requirement until the filing for the quarter that begins after the effective date. As a result, the Company plans to adopt the new interim disclosure requirement in its U.S. GAAP quarterly report for the three months ended March 31, 2019. The Company is currently evaluating the impact compliance with this rule will have on its consolidated financial statements.